SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

Carriage Services, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor

Houston, Texas 77056

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On April 21, 2005, the Company is making a presentation at the Merrill Lynch Deathcare Conference in New York City.  A copy of the slide presentation, which will be presented at the conference, is attached hereto as Exhibit 99.1.  The slide presentation is available at the Company’s website www.carriageservices.com.

The presentation and the information in this report are being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Item	Description

99.1	Slide Presentation to be presented at the Merrill Lynch Deathcare Conference on April 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Date: April 20, 2005	By:	/s/JosephSaporito
Joseph Saporito
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Slide Presentation to be presented at the Merrill Lynch Deathcare Conference on April 21, 2005